Exhibit 99.3

CONSOLIDATED EARNINGS (UNAUDITED)                             UNOCAL CORPORATION

                                                  For the            For the
                                                Three Months        Six Months
                                               Ended June 30,     Ended June 30,
                                             -----------------------------------
Millions of dollars except per share amounts     2005     2004    2005     2004
--------------------------------------------------------------------------------
Revenues
Sales and operating revenues (a)               $2,161   $1,799  $4,200   $3,519
Interest, dividends and miscellaneous income       42       19      51       30
Gain on sales of assets                            10       40      30       84
--------------------------------------------------------------------------------
      Total revenues                            2,213    1,858   4,281    3,633
Costs and other deductions
Crude oil, natural gas and
  product purchases (a)                           748      729   1,478    1,452
Operating expense                                 324      350     610      609
Administrative and general expense                 66       46     144      109
Depreciation, depletion and amortization          269      213     512      416
Impairments                                         1        9       1       14
Dry hole costs                                     12       36      31       59
Exploration expense                                36       41      66       85
Interest expense                                   32       46      65       87
Property and other operating taxes                 29       22      50       42
--------------------------------------------------------------------------------
      Total costs and other deductions          1,517    1,492   2,957    2,873
Earnings from equity investments                   18       38      57       75
--------------------------------------------------------------------------------

Earnings from continuing operations before
     income taxes and minority interests          714      404   1,381      835
--------------------------------------------------------------------------------
Income taxes                                      272      138     505      309
Minority interests                                  2       (1)      4        4
--------------------------------------------------------------------------------
Earnings from continuing operations               440      267     872      522
Earnings from discontinued operations (b)          35       74      57       88
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      Net earnings                             $  475   $  341   $ 929   $  610
================================================================================
Basic earnings per share of common stock (c)
      Continuing operations                    $ 1.62   $ 1.00   $ 3.22  $ 1.98
      Discontinued operations                    0.13     0.29     0.21    0.34
--------------------------------------------------------------------------------
      Net earnings                             $ 1.75   $ 1.29   $ 3.43    2.32
================================================================================
Diluted earnings per share of common stock (d)
      Continuing operations                    $ 1.60   $ 0.98   $ 3.18  $ 1.93
      Discontinued operations                    0.13     0.27     0.21    0.32
--------------------------------------------------------------------------------
      Net earnings                             $ 1.73   $ 1.25   $ 3.39  $ 2.25
================================================================================

(a)  Includes crude oil buy/sell transactions
      settled in cash of:                      $  197   $  210   $  360  $  462
(b)  Net of tax (benefit)                      $   30   $   36   $   48  $   46
(c)  Basic weighted average shares
      outstanding  (in thousands)             271,993  263,916  271,219 262,945
(d)  Diluted weighted average shares
      outstanding (in thousands)              274,811  277,754  274,057 277,232

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
CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)             UNOCAL CORPORATION

                                                 At June 30,     At December 31,
Millions of dollars                                    2005                2004
--------------------------------------------------------------------------------
Assets
Cash and cash equivalents                          $  1,775            $  1,160
Assets held for sale                                  1,372                   -
Other current assets - net                            1,551               1,770
Investments and long-term receivables - net             720                 777
Properties - net                                      7,806               8,819
Goodwill                                                 81                 136
Other assets                                            464                 439
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   Total assets                                    $ 13,769            $ 13,101
================================================================================

Liabilities and Stockholders' Equity
Liabilities of assets held for sale                $    411            $      -
Other current liabilities (a)                         2,345               2,581
Long-term debt and capital leases                     2,076               2,571
Deferred income taxes                                   591                 839
Accrued abandonment, restoration and
  environmental liabilities                             866                 897
Other deferred credits and liabilities                1,093                 969
Minority interests                                       29                  27

Stockholders' equity                                  6,358               5,217
--------------------------------------------------------------------------------
   Total liabilities and stockholders' equity      $ 13,769            $ 13,101
================================================================================

(a)  Includes current portion of Long-term
      debt and capital leases of:                       464                 491

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
CONSOLIDATED CASH FLOWS (UNAUDITED)

                                                           For the Six Months
                                                             Ended June 30,
                                                       -------------------------
Millions of dollars                                       2005             2004
--------------------------------------------------------------------------------
Cash Flows from Operating Activities
Net earnings                                           $   929         $    610
Adjustments to reconcile net earnings to
    net cash provided by operating activities
      Depreciation, depletion and amortization             567              472
      Impairments                                            1               14
      Dry hole costs                                        32               65
      Amortization of exploratory leasehold costs           22               32
      Deferred income taxes                                119               (6)
      Gain on sales of assets                              (30)             (84)
      Gain on disposal of discontinued operations          (23)             (84)
      Pension expense net of contributions                  47               44
      Other                                                (10)             (51)
Working capital and other changes related to operations    (22)             114
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            Net cash provided by operating activities    1,632            1,126
--------------------------------------------------------------------------------
Cash Flows from Investing Activities
   Capital expenditures (includes dry hole costs)         (873)            (801)
   Proceeds from sales of assets                           117              158
   Proceeds from sales of discontinued operations           47              120
   Return of capital from affiliate company                  -               48
--------------------------------------------------------------------------------
            Net cash used in investing activities         (709)            (475)
--------------------------------------------------------------------------------
Cash Flows from Financing Activities
   Long-term borrowings                                      1              135
   Reduction of long-term debt and
     capital lease obligations                            (291)            (241)
   Minority interests                                       (3)              (1)
   Repurchases of common stock                               -              (20)
   Proceeds from issuance of common stock                  120               94
   Dividends paid on common stock                         (107)            (105)
   Loans to key employees                                    -               24
   Other                                                     -               (2)
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         Net cash used in financing activities            (280)            (116)
--------------------------------------------------------------------------------
Total increase in cash and cash equivalents                643              535
Less: cash and cash equivalents of assets held for sale     28                -
Cash and cash equivalents at beginning of year           1,160              404
--------------------------------------------------------------------------------
Cash and cash equivalents at end of period             $ 1,775         $    939
================================================================================

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
                                        For the Three Months  For the Six Months
                                           Ended June 30,       Ended June 30,
                                        ----------------------------------------
                                            2005      2004      2005       2004
--------------------------------------------------------------------------------
North America Net Daily Production
  Liquids (thousand barrels)
     U.S.                                     61        55        59         55
     Canada                                   14        15        15         16
--------------------------------------------------------------------------------
          Total liquids                       75        70        74         71
  Natural gas - dry basis
   (million cubic feet)
     U.S.                                    442       511       448        512
     Canada                                   83        83        83         83
--------------------------------------------------------------------------------
          Total natural gas                  525       594       531        595
North America Average Prices
 (excluding hedging activities) (a)
  Liquids (per barrel)
     U. S.                                $48.72    $35.91    $46.60     $33.66
     Canada                               $37.67    $29.89    $38.00     $29.17
          Average                         $46.56    $34.58    $44.85     $32.66
  Natural gas (per mcf)
     U. S.                                $ 5.91    $ 4.80    $ 5.68     $ 5.20
     Canada                               $ 6.35    $ 5.40    $ 6.02     $ 5.37
          Average                         $ 5.98    $ 4.88    $ 5.74     $ 5.23
--------------------------------------------------------------------------------
North America Average Prices
 (including hedging activities) (a)
  Liquids (per barrel)
     U. S.                                $48.04    $30.52    $46.39     $29.64
     Canada                               $37.67    $29.89    $38.00     $29.17
          Average                         $46.02    $30.38    $44.68     $29.54
  Natural gas (per mcf)
     U. S.                                $ 5.89    $ 4.53    $ 6.02     $ 5.34
     Canada                               $ 6.35    $ 5.08    $ 6.02     $ 5.06
          Average                         $ 5.97    $ 4.61    $ 6.02     $ 5.30
--------------------------------------------------------------------------------

(a) Excludes gains/losses on derivative positions not accounted for as hedges and ineffective portions of hedges.

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
                                        For the Three Months  For the Six Months
                                           Ended June 30,       Ended June 30,
                                        ----------------------------------------
                                            2005      2004      2005       2004
--------------------------------------------------------------------------------
International Net Daily Production (a)
  Liquids  (thousand barrels)
     Asia                                     74        61        75         64
     Other (b)                                28        20        24         20
--------------------------------------------------------------------------------
          Total liquids                      102        81        99         84
  Natural gas - dry basis
   (million cubic feet)
     Asia                                  1,156       891     1,083        885
     Other (b)                                10        31        10         28
--------------------------------------------------------------------------------
          Total natural gas                1,166       922     1,093        913
International Average Prices (c)
  Liquids (per barrel)
     Asia                                 $49.77    $34.02    $47.63     $32.66
     Other                                $48.31    $36.01    $47.74     $34.30
          Average                         $49.43    $34.52    $47.66     $33.02
  Natural gas (per mcf)
     Asia                                 $ 3.38    $ 3.02    $ 3.39     $ 2.99
     Other                                $ 5.45    $ 4.01    $ 5.35     $ 4.17
          Average                         $ 3.40    $ 3.03    $ 3.41     $ 3.01
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Worldwide Net Daily Production (b)
  Liquids  (thousand barrels)                177        151       173       155
  Natural gas - dry basis
   (million cubic feet)                    1,691      1,516     1,624     1,508
  Barrels oil equivalent (thousands)         459       404       444        406
Worldwide Average Prices
  (excluding hedging activities)(d)
  Liquids (per barrel)                    $48.18    $34.55    $46.43     $32.86
  Natural gas (per mcf)                   $ 4.20    $ 3.76    $ 4.17     $ 3.89
Worldwide Average Prices (including hedging activities) (d)
  Liquids (per barrel)                    $47.94    $32.61    $46.35     $31.41
  Natural gas (per mcf)                   $ 4.20    $ 3.65    $ 4.26     $ 3.92
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
(a)  International production is  presented utilizing
     the economic interest method.
(b)  Includes proportional interests in production of equity investees of:
                            Liquids            -         1         -          1
                        Natural gas            -        20         -         17
             Barrels oil equivalent            -         5         -          4
(c)  International did not have any hedging activities.
(d) Excludes gains/losses on derivative positions not accounted for as hedges and ineffective portions of hedges.

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